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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  DECEMBER 28, 2000

                                  -----------------


                             PROCOM TECHNOLOGY, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          CALIFORNIA                     0-21053               33-0268063
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        (STATE OR OTHER               (COMMISSION             (IRS EMPLOYER
        JURISDICTION OF               FILE NUMBER)            IDENTIFICATION
         INCORPORATION)                                          NUMBER)


                                  58 DISCOVERY,
                                IRVINE, CA 92618
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
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                                 (949) 852-1000


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On December 28, 2000, the Registrant acquired all of the issued and outstanding capital stock of Scofima Software S.r.l., a company organized under the laws of Italy ("Scofima"), in exchange for 480,000 shares of the Registrant's common stock, valued at $12 per share, the average price of the Registrant's common stock for the five days prior to December 28, 2000, for a total purchase price paid of approximately $5.76 million, plus approximately $0.2 million in transaction costs. The acquisition will be accounted for under the purchase method. The Registrant has agreed to file a registration statement covering the shares issued to the shareholders of Scofima not later than March 28, 2001.

        Scofima had an option to acquire a software system designed as a caching and content distribution solution. Immediately prior to the Registrant's acquisition of Scofima, Scofima exercised its option, and acquired the software system. The software system has not yet been completed nor marketed, and the Registrant expects that it will complete the software and offer it with its network attached storage solution devices.

        None of the shareholders of Scofima has any material relationship with the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer, other than an employment relationship between a subsidiary of the Registrant and one of the shareholders of Scofima.

        The Registrant has engaged an independent appraiser to prepare a valuation of the assets acquired in the transaction. The Registrant expects that it will incur a one-time in-process research and development charge of approximately $4.3 million in the quarter ended January 31, 2001 as a result of its acquisition, with the remaining purchase price to be allocated to assembled workforce, developer relationships and other goodwill.

        As Scofima does not constitute a significant business under Regulation S-X, the financial statements and pro forma financial information regarding Scofima are not required to be provided.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements of Businesses Acquired.

                  Not applicable.

        (b)    Pro Forma Financial Information.

                  Not applicable.

        (c)    Exhibits.

Exhibit No.    Description
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    2.1        Stock Purchase Agreement, dated December 28, 2000, among Procom
               Technology, Inc., (Buyer) and Angelo Finotti, Riccardo Finotti
               and Massimiliano Finotti (Sellers)(incorporated by reference to
               Exhibit 2.1 in the Current Report on Form 8-K filed January 12,
               2001)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PROCOM TECHNOLOGY, INC.


Date: March 27, 2001                        By: /s/ Alex Razmjoo
                                                -----------------------------
                                                Name:  Alex Razmjoo
                                                Title: Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
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    2.1        Stock Purchase Agreement, dated December 28, 2000, among Procom
               Technology, Inc., (Buyer) and Angelo Finotti, Riccardo Finotti
               and Massimiliano Finotti (Sellers)(incorporated by reference to
               Exhibit 2.1 in the Current Report on Form 8-K filed January 12,
               2001)